Mezzanine Equity	12 Months Ended
Dec. 31, 2021
Temporary Equity [Abstract]
Mezzanine Equity

9. MEZZANINE EQUITY

Series Angel, Series Pre-A and Series A Redeemable Convertible Preferred Shares

Before January 1, 2019, the Company issued: (1) 4,955,327 Series Angel Redeemable Convertible Preferred Shares (“Series Angel Preferred Shares”), with par value of US$0.0001 per share; (2) 9,917,226 Series Pre-A Redeemable Convertible Preferred Shares (“Series Pre-A Preferred Shares”) with par value of US$0.0001 per share; (3) 36,363,636 Series A Redeemable Convertible Preferred Shares (“Series A Preferred Shares”) with consideration of US$0.5500 per share.

The rights, preferences and privileges of Series Angel Preferred Shares, Series Pre-A Preferred Shares and Series A Preferred Shares (collectively “Preferred Shares”) are as follows:

Redemption Rights

Preferred Shares shall be redeemable at the option of holders of the Preferred Shares if:

(1)
the Company has not consummated a Qualified Initial Public Offering (“Qualified IPO”) within five (5) years after the issuance of Preferred Shares; or
(2)
the material breach as defined in the agreement occurs.

The redemption price of Series Angel Preferred Share, Series Pre-A Preferred Shares and Series A Preferred shares was US$0.0528, US$0.0753 and US$0.5500 per share, respectively, plus a single rate of ten percent per annum for the period from the date on which Series Angel Preferred Share, Series Pre-A Preferred Shares and Series A Preferred shares were issued to the date on which the preferred shares are redeemed and the redemption price is paid, plus all accrued but unpaid dividends.

The redemption preference from high priority to low priority is in sequence as follows: (i) Series A Preferred Shares, (ii) Series Pre-A Preferred Shares, and (iii) Series Angel Preferred Shares.

Conversion Rights

Each holder of Preferred Shares shall have the right, at such holder’s sole discretion, to convert all or any portion of its Preferred Shares into ordinary shares at any time. The conversion rate for Preferred Shares shall be determined by dividing the original issuance price for Series A Preferred Shares or assumed issuance price (which is also the redemption price aforementioned) for Series Pre-A Preferred Shares and Series Angel Preferred Shares (collectively “Preferred Share Issuance Price”) by the conversion price then in effect at the date of the conversion. The initial conversion price will be the Preferred Share Issuance Price (i.e., a 1-to-1 initial conversion ratio), as applicable, which will be subject to adjustments to reflect share dividends, share splits, combination, subdivisions, consolidations, reclassifications, exchange, substitutions, reorganizations, mergers and other dilutive events.

Each preferred share shall automatically be converted into ordinary shares, at the then applicable preferred share conversion price (i) upon the closing of a Qualified IPO or (ii) the prior written approval of the holders of a majority of the Preferred Shares then outstanding.

9. MEZZANINE EQUITY (continued)

Voting Rights

Each Preferred Share holder shall carry a number of votes equal to the number of ordinary shares then issuable upon its conversion into ordinary shares at the record date for determination of the shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

Dividend Rights

Each holder of the Preferred Shares shall be entitled to receive preferential, non-cumulative dividends, out of any assets legally available therefor, at an amount equal to the greater of: (i) a single annual rate of eight percent of the Preferred Shares Issuance Price (as adjusted for any subdivisions, consolidations, bonus issues, reclassifications and the like) as and if declared by the Board, or (ii) any dividends which would be distributed to the holders of Preferred Shares on a pro rata, pari passu basis among all holders of ordinary shares and Preferred Shares (on an as-converted basis) when, as and if declared by the Board.

Liquidation Preferences

In the event of any liquidation, dissolution, winding up or deemed liquidation defined in the agreement, either voluntary or involuntary, the holders of Preferred Shares shall be entitled to receive, an amount equal to one hundred percent of Preferred Shares Issuance Price and all accrued or declared but unpaid dividends thereon.

The liquidation right should be settled in the sequence of (i) Series A Preferred Shares, (ii) Series Pre-A Preferred Shares, and (iii) Series Angel Preferred Shares.

Accounting of Series Angel, Series Pre-A and Series A Preferred Shares

The Company classified Series Angel Preferred Shares, Series Pre-A Preferred Shares and Series A Preferred Shares as mezzanine equity in the consolidated balance sheets as they are contingently redeemable upon the occurrence of certain events outside of the Company’s control.

The Company concluded the embedded conversion and redemption option of Series Angel Preferred Shares, Series Pre-A Preferred Shares and Series A Preferred Shares did not need to be bifurcated pursuant to ASC 815 because these terms do not permit net settlement, nor they can be readily settled net by a means outside the contract, nor they can provide for delivery of an asset that puts the holders in a position not substantially different from net settlement.

The Company also determined that there was no beneficial conversion feature attributable to the Series Angel Preferred Shares, Series Pre-A Preferred Shares and Series A Preferred Shares because the initial effective conversion prices of these preferred shares were higher than the estimated fair value of the Company’s ordinary shares at the relevant commitment dates.

Series Pre-A Preferred Shares were recorded initially at fair value. The excess of fair value of Series Pre-A Preferred Shares upon the issuance date over the carrying amount of ordinary shares was US$3,570,201 was in substance a transfer of wealth from ordinary shareholders to the holders of preferred shares and therefore was treated as deemed dividend to the Series Pre-A Preferred Shareholders.

The Company accreted changes in the redemption value of Series Angel Preferred Shares and Series A Preferred Shares over the period from the date of issuance to the earliest redemption date using the interest method. The accretions were recorded against retained earnings, or in the absence of retained earnings, by charges against additional paid-in capital. Once additional paid-in capital had been exhausted, additional charges were recorded against retained earnings or accumulated deficit. Since the redemption value of Series Pre-A Preferred Shares is less than its carrying amount, no accretion was recorded.

9. MEZZANINE EQUITY (continued)

All of the Redeemable Convertible Preferred Shares were converted to equivalent number of Class A Ordinary Shares immediately upon the completion of the Company’s initial public offering on September 30, 2020.

The activities of Series Angel Preferred Shares, Series Pre-A Preferred Shares and Series A Preferred Shares for the years ended December 31, 2019 and 2020 are as follows:

	Series Angel Preferred Shares	Series Pre-A Preferred Shares	Series A Preferred Shares	Total
	US$	US$	US$	US$
Balance as of January 1, 2019	234,394	3,570,201	20,157,863	23,962,458
Accretion	29,214	—	1,911,038	1,940,252
Balance as of December 31, 2019	263,608	3,570,201	22,068,901	25,902,710
Accretion	24,299	—	1,552,727	1,577,026
Conversion to ordinary shares	(287,907)	(3,570,201)	(23,621,628)	(27,479,736)
Balance as of December 31, 2020	—	—	—	—